Revenue from Operations - Additional Information (Details) - USD ($) $ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Revenue [Abstract]
Percentage of revenue from fixed price contracts	55.00%	55.00%	52.00%
Revenue recognized from unearned revenue at the beginning of period	$ 341	$ 319
Contract assets	$ 418	474
Explanation of whether practical expedient is applied for disclosure of transaction price allocated to remaining performance obligations	Applying the practical expedient as given in IFRS 15, the Group has not disclosed the remaining performance obligation related disclosures for contracts where the revenue recognized corresponds directly with the value to the customer of the entity's performance completed to date, typically those contracts where invoicing is on time and material basis and unit of work based contracts.
Aggregate value of performance obligations	$ 7,391	$ 7,414
Percentage of revenue to be recognized within one year	51.00%
Performance obligations, description	The aggregate value of performance obligations that are completely or partially unsatisfied as of March 31, 2020, other than those meeting the exclusion criteria mentioned above, is $7,391 million. Out of this, the Group expects to recognize revenue of around 51% within the next one year and the remaining thereafter. The aggregate value of performance obligations that are completely or partially unsatisfied as at March 31, 2019 is $7,414 million. The contracts can generally be terminated by the customers and typically includes an enforceable termination penalty payable by them.